                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|      Preliminary Proxy Statemen          |_|   Confidential, for Use of the
|X|      Definitive Proxy Statement                Commission Only (as permitted
|_|      Definitive Additional Materials            by Rule 14a-6(e)(2))
|_|      Soliciting Material Pursuant
         to Rule 14a-11(c) or Rule 14a-12

                                  MONEYZONE.COM

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|     No fee required.
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)     Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)     Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)     Total fee paid:

--------------------------------------------------------------------------------
|_|     Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
|_|     Check box if any part of the fee is offset as provided by Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

--------------------------------------------------------------------------------
(1)     Amount previously paid:

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(2)     Form, Schedule or Registration Statement No.:

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(3)     Filing Party:

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(4)     Date Filed:

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

                  MONEYZONE.COM

                  Notice of Annual Meeting of Stockholders to be held on May 23, 2000 and Proxy Statement















                                                                    May 3, 2000

                                  MONEYZONE.COM
                               8701 RED OAK BLVD.
                                    SUITE 100
                         CHARLOTTE, NORTH CAROLINA 28217

                                                                    May 3, 2000


Dear Stockholders:

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders of MoneyZone.com. The meeting will be held on Tuesday, May 23, 2000, at 10:30 a.m., at The Park Hotel, 2200 Rexford Road, Charlotte, NC 28211. In the following pages, you will find the formal notice of our annual meeting and our proxy statement. After reading the proxy statement, please mark, sign and promptly return the enclosed proxy card to ensure that your shares are represented at the meeting.

     We hope that many of you will be able to attend our annual meeting in person. It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. If your shares are registered in your name and you plan to attend the Annual Meeting, please mark the appropriate box on the enclosed proxy card and you will be registered for the meeting. We urge you to attend the meeting but if you cannot, you may instead vote by proxy.

     We appreciate the continuing interest of our stockholders in our business, and we look forward to seeing you at the meeting.

                                   Sincerely,



                                   Martin A. Sumichrast
                                   Chairman of the Board

                                  MONEYZONE.COM
                                8701 RED OAK BLVD.
                                    SUITE 100
                         CHARLOTTE, NORTH CAROLINA 28217

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2000

     The annual meeting of stockholders of MoneyZone.com will be held at 11:00 a.m. on Tuesday, May 23, 2000 at The Park Hotel, 2200 Rexford Road, Charlotte, North Carolina 28210, for the following purposes:

     1.   To elect four (4) directors for a term of one year;

     2.   To adopt the MoneyZone.com 2000 Stock Option Plan;

     3. To ratify the appointment of Spicer, Jeffries & Co. as MoneyZone.com's independent public accountants for fiscal year 2000; and

     4. To transact such other business as may properly come before the meeting.

     To ensure that your shares are represented at the meeting in the event that you do not attend, please mark and sign the enclosed proxy card and return it in the enclosed envelope.

                                  By Order of the Board of Directors



                                  Susan McAvoy
                                  Vice President and Secretary

Date:    May 3, 2000

                                  MONEYZONE.COM

                                 PROXY STATEMENT
                   for Annual Meeting of Stockholders for 2000

                                TABLE OF CONTENTS

                                                                          Page

General Information for Stockholders..............................          1
         Purpose of Proxy.........................................          1
         How to Vote..............................................          1
         Matters to be Submitted to a Vote........................          1
         Revoking Proxies.........................................          1
         Naming Other Proxies.....................................          1
         Who May Vote.............................................          1
Item 1.  Election of Directors....................................          1
         Nominees for Election for a One-Year Term Expiring at
           the 2001 Annual Meeting................................          2
General Information Regarding the Board of Directors..............          2
         Directors Continuing in Office Until the 2001
           Annual Meeting.........................................          2
         Meetings of the Board....................................          3
         Committees of the Board..................................          3
         Director Compensation....................................          3
Executive Officer Compensation....................................          3
Security Ownership of Management and Certain Beneficial Owners....          5
Change in Control of MoneyZone.com................................          6
Section 16(a) Beneficial Ownership Reporting Compliance...........          6
Item 2.  Adoption of the 2000 Stock Option Plan...................          7
Item 3.  Ratification of Independent Public Accountants...........         10
Stockholder Proposals for the Annual Meeting of
  Stockholders for 2000...........................................         10
Other Information.................................................         10

GENERAL INFORMATION FOR STOCKHOLDERS

     PURPOSE OF PROXY. This proxy statement and the enclosed proxy card relate to the annual meeting of stockholders of MoneyZone.com, a Nevada corporation ("MoneyZone.com" and, together with our subsidiaries, "we" or "us"), for 2000. MoneyZone.com's Board of Directors (the "Board") is soliciting proxies from stockholders in order to provide every stockholder an opportunity to vote on all matters submitted to a vote of stockholders at the meeting, whether or not he or she attends in person. This proxy statement and the enclosed proxy card are being mailed to stockholders beginning on or about May 3, 2000.

     HOW TO VOTE. You may vote on each matter to be submitted to a vote of stockholders at the meeting by marking the appropriate box on the proxy card, signing it and returning it in the enclosed envelope. When the proxy card is properly signed and returned by you, your shares will be voted at the meeting by the proxyholders named on the proxy card in accordance with your directions. If you return the proxy card without marking a box for a specified matter, your shares will be voted on that matter as recommended by the Board.

     MATTERS TO BE SUBMITTED TO A VOTE. The only matters known to management to be submitted to a vote of stockholders at the meeting are (1) the election of four (4) directors; (2) the adoption of MoneyZone.com's 2000 Stock Option Plan; and (3) the ratification of Spicer, Jeffries & Co. as our independent public accountants for fiscal year 2000. When you sign and return a proxy card, your proxy card gives the proxyholders the discretionary authority to vote your shares in accordance with their best judgment on any other business that may come before the meeting. Unless you specify otherwise, your shares will be voted on any other business as recommended by the Board.

     REVOKING PROXIES. If you sign and return a proxy card, you may revoke it or submit a revised one at any time before the vote to which the proxy card relates. You may also vote by ballot at the meeting. If you vote by ballot, you will thereby cancel any proxy which you previously returned as to any matter on which you vote by ballot.

     NAMING OTHER PROXIES. You may designate as your proxy someone other than those persons named on the enclosed proxy card by crossing out those names and inserting the name(s) of the person(s) you wish to have act as your proxy. No more than three persons should be so designated. In such a case, you must deliver the proxy card to the person(s) you designated and they must be present and vote at the meeting. Proxy cards on which other proxyholders have been designated should not be mailed or delivered to us.

     WHO MAY VOTE. Holders of our common stock as of the close of business on April 10, 2000 are entitled to notice of and to vote at our annual meeting. As of April 10, 2000, 6,245,835 shares of common stock were outstanding and were held by approximately 76 stockholders of record. Each share of common stock of MoneyZone.com is entitled to one vote. There is no cumulative voting.

ITEM 1. ELECTION OF DIRECTORS

     MoneyZone.com's By-Laws provide for not less than one (1) director nor more than seven (7) directors. The Board has established that the number of directors which constitute the entire Board shall be seven (7). Randall F. Greene, Lawrence Anderson, Francis Santangelo and Jay Raubvogel have been nominated as directors to serve until the annual meeting of stockholders to be held during the year 2001. There are no family relationships among any officers and directors of MoneyZone.com. Biographical information, including the age, position held with MoneyZone.com, term of office as director, employment during the past five years and certain other directorships of each nominee and each director not up for election is set forth below.

     NOMINEES FOR ELECTION FOR A ONE-YEAR TERM EXPIRING AT THE 2001 ANNUAL
     MEETING

     RANDALL F. GREENE, the Chief Executive Officer and a nominee for election to a position on the Board of Directors, joined MoneyZone.com in January 1999, prior to which he served as President and Chief Executive Officer of Premier Chemical Products, Inc., a Florida corporation, which he founded in 1995. From 1988 to 1995, Mr. Greene was the Chairman and Chief Executive Officer of Blevins Concession Supply Co., a Florida corporation. From 1977 to 1986, Mr. Greene was the President and Chief Executive Officer of the investment firm Coastland Corp., a Florida corporation.

     LAWRENCE ANDERSON, nominee for election to a position on the Board of Directors, is a founding member of the general practice law firm, Pels, Anderson & Lee, L.L.C, a Maryland limited liability company. The firm concentrates its practice on civil litigation, real estate transactions, and bankruptcy law in Maryland, Virginia and the District of Columbia.

     JAY RAUBVOGEL, nominee for election to a position on the Board of Directors, was the Chief Executive Officer of Baker's Aid, Inc., a New York corporation, from 1985 to 1994, when Baker's Aid, Inc. was sold to Allied Domec in 1994. Since then, Mr. Raubvogel has been a private investor.

     FRANCIS R. SANTANGELO, nominee for election to a position on the Board of Directors, has served as a director of the Saflink Corporation, a Delaware corporation, and as a member of its Compensation Committee since September 1997. Mr. Santangelo also serves as an independent legal and financial consultant with over 30 years experience in the financial community. In addition, from 1959 to 1988, Mr. Santangelo was a principal of Francis R. Santangelo & Co., a specialist firm on the American Stock Exchange, and is also a former member of the Board of Directors of the American Stock Exchange.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.


GENERAL INFORMATION REGARDING THE BOARD OF DIRECTORS

     DIRECTORS CONTINUING IN OFFICE UNTIL THE 2001 ANNUAL MEETING

     MARTIN A. SUMICHRAST, the Chairman of the Board, has served as Chairman of the Board, Chief Executive Officer and President of Global Capital Partners, Inc. since December 1998, Vice Chairman since March 1997, and as a director since its inception in 1993. Mr. Sumichrast is a founder of Global Capital Partners, Inc. and was formerly Executive Vice President and Chief Financial Officer. Mr. Sumichrast is also a director of Omni Nutraceuticals, Inc. a Utah corporation whose shares are registered on the Nasdaq National Market, and A1 Internet.com, Inc., a Delaware corporation whose shares are quoted on the OTC Bulletin Board.

     BRUCE BERTMAN, a director of MoneyZone.com, has served as a director since June 1999. In 1993, Mr. Bertman founded Computer Ease, LLC, a Maryland limited liability company, where he served as its President until A1 Internet.com, Inc. acquired that company in 1999. He is currently Chief Executive Officer, Treasurer and Chairman of the Board of A1 Internet.com, Inc.

     ANTHONY PAQUIN, a director of MoneyZone.com since June 1999, has served since September 1977 as Chairman of the Board, President, and Chief Executive Officer of Netivation.com, Inc., a Delaware corporation whose shares are traded on the Nasdaq National Market. Netivation.com, Inc. has developed and operates Internet communities focused on public policy (votenet.com) and healthcare (medinex.com). Mr. Paquin was a candidate in the primary elections for the United States House of Representatives in Idaho's First Congressional District during 1997 and 1998. From 1993 to March 1997, Mr. Paquin served as Senior Vice President of Marketing for Agency Management Services, a privately held Delaware corporation.

     MEETINGS OF THE BOARD. During the fiscal year ended December 31, 1999, the Board met 6 times in person, by telephonic conference meeting or by written consent in lieu of a meeting. Each director listed above who was then serving attended all of the meetings of MoneyZone.com's Board of Directors.

     COMMITTEES OF THE BOARD. The Board has no standing committees.

     DIRECTOR COMPENSATION. No compensation currently is paid or has been paid to any person for serving as a director of MoneyZone.

EXECUTIVE OFFICER COMPENSATION

     The following Summary Compensation Table sets forth the compensation for MoneyZone.com's chief executive officer or executives acting in similar capacity for the years ended December 31, 1999, 1998 and 1997.

                           SUMMARY COMPENSATION TABLE


                                                                                          Long Term Compensation
                                                                       ------------------------------------------------------------
                                         Annual Compensation                        Awards                       Payouts
                              -----------------------------------------------------------------------------------------------------
             (a)                (b)      (c)       (d)        (e)            (f)              (g)          (h)           (i)
                                                                                          Securities
                                                          Other Annual    Restricted      Underlying       LTIP       All Other
Name and Principal Position    Year    Salary     Bonus   Compensation Stock Awards($)  Options/SARs(#)  Payouts    Compensation
---------------------------    ----    ------     -----   ------------ ---------------  ---------------  -------    ------------

Randall F. Greene(1)           1999      --        --          --             --              --             --           --
   President and Chief         1998      --        --          --             --              --             --           --
   Executive Officer           1997      --        --          --             --              --             --           --

Martin A. Sumichrast (2)       1999      --        --          --             --              --             --           --
   Former President            1998      --        --          --             --              --             --           --
                               1997      --        --          --             --              --             --           --

John D. Brasher Jr.(3)         1999      --        --          --             --              --             --           --
   Former President and        1998      --        --          --             --              --             --           --
   Chief Executive Officer     1997      --        --          --             --              --             --           --


------------------

(1) Randall F. Greene became President and Chief Executive Officer of MoneyZone.com on January 1, 2000.

(2) Mr. Sumichrast became President effective July 12, 1999 upon the consummation of the merger with EBonlineinc.com, Inc., a Delaware corporation, and resigned as such on January 1, 2000.

(3) Mr. Brasher resigned in all of his capacities with MoneyZone.com effective July 12, 1999 upon the consummation of the merger with EBonlineinc.com, Inc.

     EMPLOYMENT AGREEMENTS

     Effective December 15, 1999, MoneyZone.com entered into employment agreements with each of Mr. Nicholas Pili and Ms. Susan McAvoy and effective March 6, 2000 MoneyZone.com entered into an employment agreement with Ryan Brown. Such employment agreements, which expire on December 15, 2001 and March 6, 2001, respectively, shall automatically be extended for successive one year periods unless either party to each such agreement gives contrary notice prior to the end of any initial or successive employment period. The annual salaries for Mr. Nicholas Pili, Ms. Susan McAvoy, and Mr. Ryan Brown have been initially fixed at $85,000, $60,000, and $80,000, respectively, with such subsequent increases in salary during the respective terms of the agreements as may be determined by the Board. The agreements provide, among other things, for participation in an equitable manner in any profit-sharing or retirement plan for employees or executives and for participation in employee benefits applicable to employees and executives of MoneyZone.com.

     Pursuant to the employment agreements of Messrs. Pili and Brown and Ms. McAvoy, employment may be terminated by MoneyZone.com with cause or by the executive with or without good reason. Termination by MoneyZone.com without cause, or by the executive for good reason, would subject MoneyZone.com to liability for liquidated damages in an amount equal to the terminated executive's current salary and a pro rata portion of his prior year's bonus for the remaining term of the agreement, payable in equal monthly installments, without any set-off for compensation received from any new employment. In addition, the terminated executive would be entitled to continue to participate in and accrue benefits under all employee benefit plans and to receive supplemental retirement benefits to replace benefits under any qualified plan for the remaining term of the agreement to the extent permitted by law.

     OPTION/SAR GRANTS

     There were no grants to any of the named executive officers or directors of options, stock appreciation rights or similar instruments during the fiscal year ended December 31, 1999.

     OPTION/SAR EXERCISES

     There was no exercise by any of the named executive officers or directors of options, stock appreciation rights or similar instruments during the fiscal year ended December 31, 1999.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth the number of shares of our common stock owned as of April 10, 2000 by (i) each person who is known by MoneyZone.com to own beneficially more than five percent of MoneyZone.com's common stock; (ii) each of MoneyZone.com's officers and directors; and (iii) all officers and directors as a group. Except as otherwise noted, the persons named in the table below do not own any other capital stock of MoneyZone.com and have sole voting and investment power with respect to all shares beneficially owned by them.


                                                                                                 Percentage of
       Name and Address (1)           Position with MoneyZone.com          Number of Shares         Shares
  ------------------------------- -------------------------------------  ---------------------- ----------------

  Martin A. Sumichrast (2)        Chairman of the Board and Director             2,010,000           32.24%

  Randall F. Greene               President and Chief Executive
                                  Officer                                                0             *

  Craig Kendall                   Chief Financial Officer                           16,000             *

  Nicholas Pili                   Vice President, Marketing                         10,000 (3)         *

  Susan McAvoy                    Vice President and Secretary                       7,500 (4)         *

  Ryan Brown                      Chief Technology Officer                               0             *

  Bruce Bertman (5)               Director                                         750,000           12.03%

  Anthony Paquin (6)              Director                                         175,000           2.87%

  Global Capital Partners,
    Inc. (7)                                                                     2,000,000          32.08%

  All Officers and Directors as
  a Group (8 persons) (8)                                                       2,968,500           47.61%


----------------------

*    Less than 1 percent

     (1) Except as otherwise noted, c/o MoneyZone.com, 8701 Red Oak Blvd., Suite 100, Charlotte, North Carolina 28217.
     (2) Includes 2,000,000 shares owned by Global Capital Partners, Inc., of which, Mr. Sumichrast is the Chairman, Chief Executive Officer and President and 10,000 shares owned by an individual and as to which Mr. Sumichrast has power to vote or direct the vote and dispose or direct the disposition.
     (3)  Includes 10,000 shares issuable upon the exercise of stock options.
     (4)  Includes 7,500 shares issuable upon the exercise of stock options.
     (5) Includes 175,000 shares owned by A1 Internet.com, Inc. of which Mr. Bertman is the Chairman and Chief Executive Officer and 150,000 shares owned by Mr. Bertman individually.
     (6)  Includes 175,000 shares owned by Netivation.com.
     (7)  6000 Fairview Road, Suite 1410, Charlotte, North Carolina 28210.
     (8)  Does not include shares owned by Global Capital Markets LLC.

CHANGE IN CONTROL OF MONEYZONE.COM

     In connection with the merger of EBonlineinc.com, Inc., a Delaware corporation, with and into MoneyZone.com, effective as of July 12, 1999, Global Capital Partners, Inc. and A1 Internet.com, Inc. became owners of approximately 48.94% and 21.36%, respectively, of our then issued and outstanding shares of common stock. To effect this change in control, immediately prior to the merger, we effected a reverse stock split of our issued and outstanding shares of common stock on a on a three-and-one-half-for-ten (3.5:10) basis and cancelled 117,765 shares of our common stock and simultaneously upon consummation of the merger issued to Global Capital Partners, Inc. and A1 Internet.com, Inc., 2,691,773 and 1,175,000 shares, respectively, of our common stock in exchange for their respective ownership interests in 100 percent of the issued and outstanding common stock of EBonlineinc.com, Inc. The current ownership as of April 10, 2000 of Global Capital Partners, Inc. and A1 Internet.com, Inc. in our common stock is set forth on page 5 under the heading "Security Ownership of Management and Certain Beneficial Owners." Additionally, upon consummation of the merger, Martin A. Sumichrast, David Lavigne and Bruce Bertman became our new directors and Martin A. Sumichrast and Kevin D. McNeil became our new President and Treasurer and our new Secretary, respectively, and our former directors and officers resigned their positions. The current composition of the Board and our management team is set forth on page 5 under the heading "Security Ownership of Management and Certain Beneficial Owners."

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors and officers and holders of more than 10 percent of the outstanding shares of our common stock to file with the Securities and Exchange Commission initial reports of ownership within ten days of becoming such an owner and reports of changes in ownership of common stock and other equity securities of MoneyZone.com by the tenth day of the month following such changes in ownership. On January 20, 2000, a Form 3 was filed in respect of one transaction effected by Corona Corp. in November 1999, whereby Corona Corp. became an owner of a note ultimately convertible into more than 10 percent of our common stock. On January 11, 2000, four Form 4s were filed, one in respect of one July 1999 transaction, one in respect of four

December 1999 transactions, one in respect of eight December 1999 transactions and one in respect of one December 1999 transaction, such transactions having been effected by, respectively, a subsidiary of Global Capital Partners, Inc., Global Capital Partners, Inc., Martin A. Sumichrast and Susan McAvoy. On January 11, 2000, one Form 3 was filed in respect of the appointment of Susan McAvoy as Vice President and Secretary of MoneyZone.com.

ITEM 2. ADOPTION OF THE MONEYZONE.COM 2000 STOCK OPTION PLAN

     The Board has approved the adoption of the 2000 Stock Option Plan (the "Plan"), the purpose of which is to advance the interests of MoneyZone.com by enabling officers, employees, directors and consultants of MoneyZone.com and its affiliates, as such term is defined by the Plan, to participate in MoneyZone.com's future and to enable us to attract and retain such persons by offering them proprietary interests in our Company. The principal terms of the Plan are described below and a copy of the Plan is attached hereto as ATTACHMENT A.

     ADMINISTRATION

     If approved, the Plan shall be administered by a committee composed of at least two non-employee directors as determined by the Board. If at any time no such committee is in place, the Board shall administer the Plan and shall have the same responsibilities described herein as the committee when acting in its place.

     The committee has the authority to adopt, alter and repeal administrative rules, guidelines and practices governing the Plan as the committee may from time to time deem advisable. However, no amendment to the Plan shall be made without the approval of our stockholders to the extent such approval is required by law or agreement, except that the Board shall have the authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant awards under the Plan which qualify for beneficial treatment under such rules without shareholder approval. The committee may act only by a majority of its members then in office.

     ELIGIBILITY

     Our officers, employees, directors, consultants and affiliates who are responsible for or contribute to the growth and profitability of our business or the business of our affiliates are eligible to be granted awards under the Plan. We estimate that approximately four officers and nine directors shall be eligible to participate in the Plan upon its approval.

     TYPES OF AWARDS

     The committee has the authority to grant awards of stock options, stock appreciation rights, restricted stock or any combination of the foregoing. The committee has authority the under the Plan to grant either stock options that qualify under the Internal Revenue Code of 1986, as amended, as incentive stock options or to grant non-qualified stock options. However, the former may be granted only to employees of MoneyZone.com and its subsidiaries. The awards are subject to such terms and conditions as may be determined by the committee and which may differ from award to award. The prices, expiration dates and other material conditions upon which the stock options and stock appreciation rights may be exercised and the consideration received or to be received by us or our awards for the granting or extension of the awards are to be determined by the committee.

     NUMBER OF SHARES

     The total number of shares of common stock to be reserved and available under the Plan upon its approval is 1,000,000. Such number may from time to time be amended by the Board, subject to shareholder approval.

     CHANGE OF CONTROL

     The Plan provides that, subject to such additional conditions and restrictions as the committee may determine at the time of the grant of an award, options granted under the Plan shall become immediately exercisable and restrictions on restricted stock granted under the Plan shall lapse in the event of a change of control. A change of control will be deemed to occur for purposes of the Plan if a person acquires 20% or more of our outstanding voting securities, if there is a significant change in the composition of the Board or if our stockholders approve certain mergers (including a merger whereby MoneyZone.com ceases to exist), the sale of all or substantially all of our assets, the liquidation of MoneyZone.com or, as to any given participant in the Plan, the disposal of the business of MoneyZone.com for which such participant performs services.

     SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE 2000 STOCK OPTION PLAN

     This summary of certain federal income tax consequences of the Plan is provided as general information, but does not purport to be a complete and detailed description of all possible tax consequences to the recipient of an Option and MoneyZone.com, nor does it discuss state, local or foreign taxes that may be applicable. It describes the federal tax consequences in effect as of the date set forth in the notice. Each holder of an Option is advised to consult his tax advisor because tax consequences may vary depending upon the individual circumstances of the holder.

     INCENTIVE STOCK OPTIONS ("ISO"). ISOs are designed to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). A recipient of an ISO is not subject to tax upon grant or exercise of the option, and MoneyZone.com will not be entitled to a tax deduction at the time any such option is granted or exercised. However, for alternative minimum tax purposes, the excess of the fair market value of any stock received over the option price will constitute an adjustment in computing alternative minimum taxable income at the time of the transfer of stock pursuant to the exercise of the option, or if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture. For purposes of computing gain or loss for alternative minimum tax purposes on a subsequent disposition of the stock, the basis of the stock would be increased by this adjustment.

     If a recipient of an ISO does not dispose of stock acquired upon the exercise of the option within one year after the date of transfer of such stock or within two years after the date of grant of such an option, any gain realized by such recipient on a subsequent sale of such stock will be capital gain, which will be long term capital gain if the stock was held for the appropriate holding period (currently more than one year). In determining the amount of taxable gain or loss on a subsequent sale or other disposition of stock obtained by exercise of an ISO, the tax basis of such stock (for regular tax purposes) will be an amount equal to the option price paid therefor.

     On the other hand, if the recipient sells or otherwise disposes of the stock obtained by exercise of an ISO within one year of the date of transfer of the stock or within two years of the date of grant of the option (other than certain permitted dispositions), the recipient will at that time recognize ordinary income to the extent that the fair market value of the stock on the date that the option was exercised or the amount realized on sale or disposition, whichever is less, exceeds the option price. If the amount realized on sale or disposition is greater than the fair market value of the stock on the date the option was exercised, such excess will be treated as capital gain, which will be a long-term capital gain if the stock was held for the appropriate holding period (currently more than one year).

     In general, in any year in which a recipient recognizes ordinary income because of the disposition of shares within one year from the date of exercise or two years from the date of grant of an ISO, MoneyZone.com will receive a corresponding deduction for federal income tax purposes. No deduction will be allowed to MoneyZone.com if the stock acquired upon exercise of an ISO is held for more than one year after the date of transfer of such stock and more than two years from the date of grant of the ISO.

     NON-QUALIFIED STOCK OPTIONS ("NON-QUALIFIED OPTIONS"). Non-Qualified Options generally are options to which Section 421 of the Code does not apply. The treatment of Non-Qualified Options for federal income tax purposes depends on whether the option has a "readily ascertainable fair market value" at the time it is granted. Whether a Non-Qualified Option has a readily ascertainable fair market value is determined under specific rules provided in applicable Treasury Regulations. If a Non-Qualified Option has a readily ascertainable fair market value at the time of grant, the excess of the fair market value of Non-Qualified Options received by a recipient over the amount, if any, paid for the options must be included in the recipient's gross income at the time the option is granted, or if later, at the earlier of the time that the option is transferable or is not subject to a substantial risk of forfeiture. If a Non-Qualified Option with a readily ascertainable fair market value is not taxable at the time the option is granted because the option is nontransferable and subject to a substantial risk of forfeiture, the recipient may nevertheless elect to include such amount in gross income in the year of grant of the option. Because the Non-Qualified Options are not actively traded on an established market and because it is likely that the Non-Qualified Options will be nontransferable by the recipient or will not be immediately exercisable, it is not expected that the Non-Qualified Options will have a readily ascertainable fair market value. If a Non-Qualified Option does not have a readily ascertainable fair market value at the time of grant, there is no taxable event at grant; rather, unless the stock received pursuant to the exercise of the option is nontransferable and subject to a substantial risk of forfeiture, the excess of (i) the value of the stock on the date it is acquired pursuant to exercise of the option over (ii) the exercise price plus the amount, if any, paid for the option must be included in the recipient's gross income at the time of the receipt of the stock pursuant to the exercise of the option. If, however, the stock received pursuant to the exercise of the option is nontransferable and subject to a substantial risk of forfeiture, unless the recipient of the stock elects to include the excess of (i) the value of the stock on the date it is acquired pursuant to the exercise of the option over the (ii) the exercise price plus the amount, if any, paid for the option in gross income in the year the stock is acquired, then the excess of (x) the value of the stock on the date it is either transferable or no longer subject to a substantial risk of forfeiture over (y) the exercise price of the option plus the amount, if any, paid for the option must be included in the gross income of the recipient on the date the stock is transferable or no longer subject to a substantial risk of forfeiture. Income recognized by a recipient of a Non-Qualified Option as described in this paragraph is subject in certain cases to applicable employment taxes and withholding.

     Subject to compliance with applicable requirements, MoneyZone.com generally will be entitled to deduct the amount of income recognized by a recipient with respect to the Non-Qualified Options at the time the recipient is required to recognize such income under the rules described above.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 2000 STOCK OPTION PLAN.

ITEM 3.  RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board has recommended Spicer, Jeffries & Co. to audit our books and accounts for fiscal year 2000. Representatives of Spicer, Jeffries & Co. are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and will respond to appropriate questions of stockholders. Spicer, Jeffries & Co. has advised us that neither it nor any of its members has any direct financial interest in MoneyZone.com as a promoter, underwriter, voting trustee, director, officer or employee.

     We changed our accountants from Stephen M. Siedow, P.C. to Spicer, Jeffries & Co., effective September 3, 1999. This change was reported in our Current Report on Form 8-K, dated September 10, 1999, as amended by Current Report on Form 8-K/A, filed on February 7, 2000. The decision to change was approved by the Board. The report of Stephen M. Siedow, P.C. on our financial statements for the fiscal year ended December 31, 1998, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. We have had no disagreements with Stephen M. Siedow, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Stephen M. Siedow, P.C., would have caused it to make reference thereto in their report on our financial statements.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFYING SPICER, JEFFRIES & CO. AS OUR INDEPENDENT PUBLIC ACCOUNTANTS.


STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING OF STOCKHOLDERS FOR 2001

     Proposals which stockholders wish to have considered for inclusion in the proxy statement for the annual meeting of stockholders for 2001 must be received at MoneyZone.com's principal executive office, MoneyZone.com, 8701 Red Oak Blvd., Suite 100, Charlotte, North Carolina 28217, on or before December 31, 2000.

OTHER INFORMATION

     The presence, in person or by proxy, of stockholders holding a majority of the outstanding shares of common stock entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business.

     The nominees for election as directors receiving a plurality of the votes cast will be elected as directors. In case any nominee should become unavailable for election for any reason not presently known nor contemplated, the persons named on the proxy still have the discretionary authority to vote pursuant to the proxy for a substitute.

     Only those votes cast for or against a proposal are used in determining the results of a vote.

     Abstentions and broker non-votes are each included for purposes of determining the presence or absence of a sufficient number of shares to constitute a quorum. With respect to the approval of any particular proposal, abstentions are considered present at the meeting, but since Nevada law and our by-laws require that all matters submitted to stockholders for approval be determined by a majority of the votes cast without giving effect to abstentions they will not have the same effect as votes against the proposal. Broker non-votes, on the other hand, are not considered present at the meeting for the particular proposal for which the broker withheld authority to vote.

     In addition to the solicitation of proxies by mail, officers or other employees without extra remuneration may solicit proxies by telephone or personal contact.

     We will request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of shares of common stock and will pay such persons for forwarding such material.

     All costs for the solicitation of proxies by MoneyZone.com's Board of Directors, anticipated to be approximately $10,000, will be borne by us.

     A list of stockholders entitled to vote at the meeting will be available for examination by stockholders during ordinary business hours during the 10 days prior to the meeting at MoneyZone.com's principal executive offices at 8701 Red Oak Blvd., Suite 100, Charlotte, North Carolina 28217.

                                  MONEYZONE.COM

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS
         PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION,
             THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4.

The undersigned hereby appoints Martin A. Sumichrast and Randall F. Greene as Proxies, with the full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse hereof, all shares of common stock of MoneyZone.com (the "Company") held of record by the undersigned on April 10, 2000, at the Annual Meeting of Stockholders to be held on May 23, 2000, or any adjournment thereof, upon all such matters as may properly come before the Meeting.

|X|   Please mark your votes as in     If you plan to attend the Annual    |_|
      this example.                    Meeting, place an X in this box.

1.       ELECTION OF DIRECTORS


FOR the nominee listed below |_|       WITHHOLD AUTHORITY to vote for the  |_|
                                       nominee listed below

                           Nominee: Randall F. Greene

     FOR                      AGAINST             ABSTAIN
     |_|                        |_|                 |_|

                           Nominee: Lawrence Anderson

     FOR                      AGAINST             ABSTAIN
     |_|                        |_|                 |_|

                             Nominee: Jay Raubvogel

     FOR                      AGAINST             ABSTAIN
     |_|                        |_|                 |_|

                         Nominee: Francis R. Santangelo

     FOR                      AGAINST             ABSTAIN
     |_|                        |_|                 |_|


2.       PROPOSAL TO ADOPT THE 2000 STOCK OPTION PLAN.


     FOR                      AGAINST             ABSTAIN
     |_|                        |_|                 |_|


3. RATIFICATION OF APPOINTMENT OF SPICER, JEFFRIES & CO., to serve as MoneyZone.com's independent public accountants for fiscal year ending December 31, 2000.


     FOR                      AGAINST             ABSTAIN
     |_|                        |_|                 |_|


4. In their discretion upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.



SIGNATURE:---------------------------            DATE:--------------------------

SIGNATURE:---------------------------            DATE:--------------------------

                           SIGNATURE (IF JOINTLY held)


    NOTE: Please sign exactly as name or names appear on stock certificate as indicated hereon. Joint owners should each sign. When signing as attorney, executor, administrator or guardian, please give full title as such.

--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY STATEMENT PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                                                    ATTACHMENT A

                                  MONEYZONE.COM

                             2000 STOCK OPTION PLAN

     1. PURPOSE. The purpose of this 2000 Stock Option Plan is to advance the interests of MoneyZone.com by enabling officers, employees, directors and consultants of the Company and its Affiliates (as hereinafter defined) to participate in the Company's future and to enable the Company to attract and retain such persons by offering them proprietary interests in the Company.

     2. DEFINITIONS. For purposes of the Plan, capitalized terms used herein shall have the meanings ascribed thereto in this Section 2, or as otherwise defined elsewhere herein.

     (a) "Affiliate" means a corporation or other entity controlled directly, or indirectly through one or more intermediaries, by the Company and designated by the Committee as such.

     (b) "Award" means an award granted to a Participant in the form of a Stock Appreciation Right, Stock Option, or Restricted Stock, or any combination of the foregoing.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Cause" shall have the meaning set forth in Section 8.

     (e) "Change in Control" shall have the meaning set forth in Section 11.

     (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     (g) "Commission" means the Securities and Exchange Commission or any successor agency.

     (h) "Committee" means the members of the Board appointed by the Board pursuant to Section 5.

     (i) "Common Stock" means common stock, $.001 par value per share of the Company.

     (j) "Company" means MoneyZone.com, a Nevada corporation.

     (k) "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

     (l) "Non-Employee Director" shall mean a director who qualifies as such under Rule 16b-3(b)(3), as promulgated under the Exchange Act, or as such term is defined under any successor rule adopted by the Commission.

     (m) "Effective Date" means the date described in Section 3 hereof.

     (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     (o) "Fair Market Value" means the last sale price of the Common Stock as of any given date described by the Board of Directors to be the date for determining the Fair Market Value or, if no sale occurred on such date, the average of the high and low reported bid prices for such date, in either case
(i) as reported by the principal securities exchange on which the Common Stock is then traded or quoted, or (ii) if not traded or quoted on such an exchange, then as reported by the Nasdaq National Market or the Nasdaq SmallCap Market (collectively, the "Nasdaq Markets"), or (iii) if neither reported by such an exchange nor the Nasdaq Markets, then as reported on the OTC Bulletin Board. If the Common Stock is not traded or quoted on or by any such exchange, Nasdaq Market or the OTC Bulletin Board, then the Fair Market Value shall be as determining in good faith by the Committee.

     (p) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of, and qualified as such under, Section 422 of the Code.

     (q) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     (r) "Normal Retirement" means retirement from active employment with the Company or an Affiliate at or after age 65 or at such other age as may be specified by the Committee.

     (s) "Option Agreement" means the agreement evidencing and providing the governing terms and conditions of Stock Options.

     (t) "Option Period" means the time during which a Stock Option may be exercised.

     (u) "Optionee" means a Participant who has been granted Stock Options under this Plan.

     (v) "Participant" means an employee, director or consultant of the Company or of an Affiliate to whom an Award has been granted which has not terminated, expired or been fully exercised.

     (w) "Plan" means the MoneyZone.com 2000 Stock Option Plan, as set forth herein and as hereinafter amended from time to time.

     (x) "Restricted Period" means the period of time, which may be a single period or multiple periods, during which Restricted Stock awarded to a Participant remains subject to the restrictions imposed on such Common Stock, as determined by the Committee.

     (y) "Restrictions" means the restrictions and conditions imposed on Restricted Stock awarded to a Participant, as determined by the Committee, which must be satisfied in order for the Restricted Stock to vest, in whole or in part, in the Participant.

     (z) "Restricted Stock" means Common Stock the subject of an Award hereunder and on which are imposed one or more Restriction Periods and Restrictions whereby the rights to full enjoyment of the Common Stock so awarded are (i) conditioned upon the future performance of substantial services by any individual or (ii) otherwise subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, as amended.

     (aa) "Restricted Stock Agreement" means a written agreement between a Participant and the Company evidencing an Award of Restricted Stock.

     (bb) "Restricted Stock Award Date" means the date on which the Committee awarded Restricted Stock to the Participant.

     (cc) "Retirement" means Normal Retirement or early retirement if a defined benefit or 401(k) retirement plan of the Company provides for same.

     (dd) "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under
Section 16(b) of the Exchange Act, as amended from time to time.

     (ee) "Stock Appreciation Right" means a right granted under Section 9.

     (ff) "Stock Option" means an option to purchase Common Stock granted under
Section 8.

     (gg) "Termination of Employment" means the termination of the Participant's employment with the Company and any Affiliate. A Participant employed by an Affiliate shall also be deemed to have incurred a Termination of Employment if the Affiliate ceases to be an Affiliate and the Participant does not immediately thereafter become an employee of the Company or another Affiliate.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

     3. Effective Date. The Effective Date of the Plan shall be the date upon which the Plan is approved by the stockholders of the Company.

     4. COMMON STOCK SUBJECT TO PLAN.

     (a) The total number of shares of Common Stock reserved and available for distribution pursuant to Awards under the Plan shall be 1,000,000 shares of Common Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     (b) If any shares of Common Stock subject to a Stock Option cease to be subject to a Stock Option, if any shares of Common Stock that are subject to any Award are forfeited or if any Award otherwise terminates without a distribution being made to the Participant in the form of Common Stock, such shares shall again be available for distribution in connection with Awards under the Plan. In addition, any stock purchased by a Participant upon exercise of a Stock Option as provided herein which is subsequently repurchased by the Company pursuant to the terms of the applicable Option Agreement may again be the subject of a Stock Option under the Plan.

     (c) In the event of any merger, reorganization, consolidation, recapitalization (including but not limited to the issuance of Common Stock or any securities convertible into Common Stock in exchange for securities of the Company), stock dividend, stock split or reverse stock split, extraordinary distribution with respect to the Common Stock or other similar change in corporate or capital structure affecting the Common Stock, the Committee, as it deems necessary, shall make such equitable substitutions or adjustments to the aggregate number of shares reserved for issuance under the Plan, the number and Exercise Price applicable to Awards then outstanding; provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted Exercise Price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

     5. ADMINISTRATION OF THE PLAN.

     (a) COMMITTEE. The Plan shall be administered by the Committee or such other committee of the Board, composed of not less than two directors all of whom shall be Non-Employee Directors unless otherwise determined by the Board. Each member of the Committee shall be appointed by and serve at the pleasure of the Board. If at any time no Committee shall be in place, the functions of the Committee specified in the Plan shall be exercised by the Board. The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee. The Committee shall have plenary authority to grant Awards to persons eligible to be Participants as provided in Section 6. Subject to the provisions of the Plan, in addition to any other actions permitted or authorized hereunder, the Committee shall have the authority to:

     (i) select the officers, employees, directors and consultants to whom Awards may from time to time be granted;

     (ii) determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock, or any combination thereof are to be granted hereunder;

     (iii) determine the number of shares of Common Stock to be covered by each Award granted hereunder;

     (iv) determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Exercise Price, any vesting restrictions or limitation, any repurchase rights in favor of the Company and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine);

     (v) adjust the terms and conditions, at any time or from time to time, of any Award, including with respect to performance goals and measurements applicable to performance-based Awards pursuant to the terms of the Plan;

     (vi) determine under what circumstances an Award may be settled in cash or Common Stock;

     (vii) determine Fair Market Value, as appropriate;

     (viii) substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher Exercise Prices;

     (ix) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable;

     (x) interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto);

     (xi) and otherwise supervise the administration of the Plan.

     (b) Any determination made by the Committee pursuant to the provisions of the Plan with respect to any Award shall be made in its sole discretion at the time of the grant of the Award or, unless in contravention of any express term of the Plan or applicable law, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

     6. ELIGIBILITY. Officers, employees, directors and consultants of the Company and its Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company or its Affiliates are eligible to be granted Awards under the Plan. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Award under the Plan shall not be eligible to receive an Award under the Plan for the duration of the waiver.

     7. DURATION OF THE PLAN. The Plan shall terminate ten (10) years from the Effective Date specified in Section 3 of the Plan, unless terminated earlier pursuant to Section 12 hereof, and no Awards may be granted thereafter.

     8. STOCK OPTIONS.

     (a) TYPES OF STOCK OPTIONS. Stock Options granted under the Plan may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. The Committee shall have the authority to grant either or both of such Stock Options to any person eligible pursuant to Section 6 hereof (in each case with or without Stock Appreciation Rights); PROVIDED, HOWEVER, that Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that (i) any Stock Option is not designated as an Incentive Stock Option or (ii) any Stock Option that is designated as an Incentive Stock Option does not qualify as such, such Stock Option shall be a Non-Qualified Stock Option. Anything in the Plan to the contrary notwithstanding, no provision of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any outstanding Incentive Stock Option under Section 422 of the Code.

     (b) DATE OF GRANT. The grant of a Stock Option pursuant to an Award shall be deemed to have occurred with respect to any Participant on the date when, after the Committee has by resolution (i) selected a person eligible to become a Participant, (ii) determined the number of shares of Common Stock to be subject to such Award and (iii) specified the terms and provisions of the Option Agreement evidencing such Award, the Company and the Participant each have duly executed a written copy of such Option Agreement which, among other things, will make appropriate arrangements with respect to the Company's tax withholding obligations.

     (c) OPTION AGREEMENTS. Awards of Stock Options shall be evidenced by Option Agreements, the terms and provisions of which may differ. An Option Agreement shall indicate on its face whether it is an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. Option Agreements shall include the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

     (i) EXERCISE PRICE. The Exercise Price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the Option Agreement, and shall be (i) in the case of Incentive Stock Options, not less than the Fair Market Value on the date of grant of the Common Stock subject to the Stock Option and (ii) in the case of Non-Qualified Stock Options, not less than 50% of the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant.

     (ii) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after its date of grant and no Non-Qualified Stock Option shall be exercisable more than 10 years and one day after its date of grant.

     (iii) EXERCISABILITY. Subject to Section 12, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

     (iv) METHODS OF EXERCISE. Subject to the terms and conditions hereof and of the applicable Option Agreement, Stock Options may be exercised, in whole or in part, at any time during the Option period by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased subject to the Stock Option. The Exercise Price for the shares of Common Stock issuable upon exercise of Stock Options shall be paid within 10 business days after exercise either (A) in cash or by certified check (B) in whole shares of Common Stock, (C) in a combination of cash and whole shares of Common Stock, or
(D) in any other manner approved by the Committee; provided, however, that in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option shall be authorized only at the time the Stock Option is granted. In the discretion of the Committee, payment for any Common

Stock subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The value of previously owned Common Stock exchanged in full or partial payment for the shares purchased upon the exercise of a Stock Option shall be equal to the aggregate Fair Market Value of such shares on the date of exercise.

     (v) RIGHTS OF PARTICIPANT. A Participant shall have all of the rights of a stockholder of the Company holding the Common Stock (including, without limitation, if applicable, the right to vote the shares and the right to receive dividends) when and to the extent that such Participant (A) has given written notice of exercise (whether in whole or in part), (B) has paid in full the Exercise Price payable for such exercise and (C) holds such shares of Common Stock.

     (vi) NON-TRANSFERABILITY OF OPTIONS. Except as may otherwise be determined by the Committee, no Stock Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Optionee's lifetime, only by the Optionee or by the guardian or legal representative of the Optionee (it being understood that the terms "holder" and "Optionee" for purposes of this paragraph (vi) include the guardian and legal representative of the Optionee named in the Option Agreement and any person to whom a Stock Option is transferred by will or the laws of descent and distribution).

     (vii) TERMINATION BY DEATH. If an Optionee's employment terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine, for a period of the shorter of (i) one year and one day (or such other period as the Committee may specify) from the date of death and
(ii) the date of expiration of the stated term of such Stock Option.

     (viii) TERMINATION BY REASON OF DISABILITY. If any Optionee's employment terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such termination or on such accelerated basis as the Committee may determine, for a period of the shorter of (A) one year and one day (or such shorter period as the Committee may specify at grant) from the date of such termination and (B) the date of expiration of the stated term of such Stock Option; provided, however, that if the Optionee dies during such period, then any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of the shorter of (X) one year and one day (or such other period as the Committee may specify) from the date of such death and (Y) the date of expiration of the stated term of such Stock Option. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (ix) OTHER TERMINATION. Subject to Section 11 and unless otherwise determined by the Committee, if there occurs a Termination of Employment of an Optionee without Cause (as hereinafter defined) and not at the volition of the Optionee for any reason other than the death or Disability of the Optionee, then any Stock Option held by such Optionee to the extent exercisable may be exercised until the end of the shorter period of (A) three months and one day from the date of such Termination of Employment and (B) the balance of the term of such Stock Option. Unless otherwise determined by the Committee, for the purposes of this Plan "Cause" shall have the same meaning as that set forth in any employment or severance agreement in effect between the Company and a Participant. Otherwise, it shall mean the conviction of the Optionee for committing a felony under federal law or the law of the state in which such action occurred, dishonesty in the course of fulfilling the Optionee's employment duties or willful and deliberate failure on the part of the Optionee to perform his employment duties in any material respect.

     (x) CASHING OUT OF OPTION. On receipt by the Company of written notice of exercise of a Stock Option, the Committee may, in its sole discretion, elect to cash out all or part of any Stock Option to be exercised by paying the Optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is the subject of the Stock Option over the Exercise Price times the number of shares of Common Stock subject to the option on the effective date of such cash out.

     9. STOCK APPRECIATION RIGHTS.

     (a) GRANT AND EXERCISE. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option. A Stock Appreciation Right may be exercised by an Optionee in accordance with Section 9(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the Optionee shall be entitled to receive an amount determined in the manner prescribed in Section 9(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

     (b) TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

     (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 8 and this Section 9 or as may otherwise be determined by the Committee.

     (ii) Upon the exercise of a Stock Appreciation Right, an Optionee shall be entitled to receive an amount in cash, shares of Common Stock or both, in each case equal in value to (A) the excess of the Fair Market Value of one share of Common Stock over the Exercise Price of the related Stock Option multiplied by

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(B) the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right, in its sole discretion, to determine the form of payment.

     (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 8(e).

     (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of determining the number of shares of Common Stock available for issuance under the Plan in accordance with Section 5, but only to the extent of the number of shares resulting from dividing (A) the value of the Stock Appreciation Right at the time of exercise by (B) the Fair Market Value of one share of Common Stock.

     10. RESTRICTED STOCK AWARDS. Subject to and consistent with the provisions of the Plan, with respect to each Award of Restricted Stock to a Participant, the Committee shall determine:

     (a) the form, terms and conditions of the Restricted Stock Agreement between the Company and the Participant evidencing the Award;

     (b) the Restricted Period for all or a portion of the Award;

     (c) the Restrictions applicable to the Award, including, without limitation, continuous employment with the Company for a specified term or the attainment of specific corporate, divisional or individual performance standards or goals, which Restricted Period and Restrictions may differ with respect to each Participant;

     (d) whether the Participant shall be paid dividends or other distributions in respect of any Restricted Stock as such may be declared and paid during the Restricted Period by the Company to the holders of Common Stock that is not Restricted Stock, or whether such shall be withheld by the Company for the account of the Participant until the Restricted Periods have expired or the Restrictions have been satisfied, and if so withheld, whether and at what rate interest shall be paid on such dividends and other distributions;

     (e) the percentage of the Award which shall vest in the Participant in the event of death, Disability or Retirement prior to the expiration of the Restricted Period or the satisfaction of the Restrictions applicable to an award of Restricted Stock; and

     (f) notwithstanding the Restricted Period and the Restrictions imposed on the Restricted Shares as set forth in a Restricted Stock Agreement, whether to shorten the Restricted Period or waive any Restrictions, if the Committee concludes that it is in the best interests of the Company to do so.

     Upon an award of Restricted Stock to a Participant, the stock certificate representing the Restricted Stock shall be issued and transferred to and in the name of the Participant, whereupon the Participant shall become a stockholder of the Company with respect to such Restricted Stock and shall be entitled to vote the Restricted Stock. Such stock certificates shall be held in custody by the

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Company, together with stock powers executed by the Participant in favor of the
Company, until the Restricted Period expires and the Restrictions imposed on the Restricted Stock are satisfied.

     11. CHANGE OF CONTROL.

     (a) With respect to any and all Awards, upon the occurrence of a Change of Control (as hereinafter defined), the following shall result (together with any additional provisions as the Committee may determine at the time of grant of any given Award with respect to such Award):

     (i) any and all outstanding Options shall become immediately exercisable;

     (ii) the Restricted Period and Restrictions imposed on Restricted Stock shall lapse, and the Restricted Stock shall vest in the Participant to the extent determined by the Committee; and

     (iii) within fifteen (15) business days after the occurrence of a Change of Control, the certificates representing any vested Restricted Stock, without any restrictions or legend thereon, other than as required by law, shall be delivered to the Participant, and any dividends and distributions paid with respect to the Restricted Stock which were escrowed during the Restricted Period and any earnings thereon shall be paid to any Participant.

     (b) A "CHANGE OF CONTROL" shall occur when, in addition to the occurrence of such other events as the Committee may determine at the time of the grant of an Award, one or more of the following events occurs subsequent to the Effective
Date:

     (i) any person or group (as such terms are defined in Sections 13(d) or 14(d)(2) of the Exchange Act) becomes, without the approval of a majority of the Continuing Directors (as hereinafter defined), the Beneficial Owner (as hereinafter defined), directly or indirectly, of Voting Stock (as hereinafter defined) representing twenty percent (20%) or more of the then outstanding Voting Stock; or

     (ii) the approval by the stockholders of (A) any agreement or plan of consolidation or merger in which the Company is not the continuing or surviving entity, or pursuant to which shares of Common Stock would be converted into cash, securities or other property (other than a merger in which the holders of Common Stock immediately prior to the consummation of such merger have their same respective proportion and ownership of common stock of the surviving entity after consummation of such merger), (B) any sale, lease, exchange or other transfer in one or more transactions or series of transactions of all or substantially all of the Company's assets, (C) the liquidation of the Company or
(D) the disposal of the business (by whatever manner effected) of the Company for which the Participant principally performs his, her or its services; or

     (iii) the individuals who are Continuing Directors of the Company cease, without the approval of a majority of the Continuing Directors, for any reason to constitute at least a majority of the Board.

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     (c) For purposes of this Section 11, the term "CONTINUING DIRECTOR" means
(i) any member of the Board who is a member of the Board as of the Effective Date, or (ii) any person who subsequently becomes a member of the Board whose election or nomination for election to the Board is recommended or approved by a two-thirds majority of the Continuing Directors; the term "VOTING STOCK" means all capital stock of the Company which by its terms may be voted on all matters submitted to stockholders of the Company generally; and the term "BENEFICIAL OWNER" shall have the meaning ascribed to such term in Rule 13d-3 of the Exchange Act.

     12. AMENDMENTS AND TERMINATION.

     (a) The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of a Participant with respect to an Award theretofore granted without the Participant's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

     (b) The Committee may amend the terms of any Award and any Option Agreement or similar agreement pertaining to an Award, prospectively or retroactively, but no such amendment shall (i) impair the rights of any Participant with respect to an Award theretofore granted without such Participant's consent, except such an amendment made to cause the Plan or such Award to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan or such Award from the exemption provided by 16b-3. In addition, no such amendment shall be made without the approval of the Participant affected to the extent such approval is required by law or agreement. The Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher Exercise Prices.

     (c) Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and in tax and accounting rules, as well as other developments and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

     13. GENERAL PROVISIONS.

     (a) Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

     (b) The Plan shall not confer upon (i) any employee any right to an Award hereunder or to continued employment or (ii) any Participant who is not an employee any right to employment or to a continued relationship of the sort by virtue of which such Participant became eligible to receive Awards pursuant to
Section 6 hereof. This Plan shall not be construed in such a way as to divest the Company or any Affiliate of its or their rights to terminate the employment of any employee at any time.

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     (c) No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any Award, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant.

     (d) The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of such Participant's death are to be paid.

     (e) Agreements entered into by and between the Company and any Participant relating to Awards, in such form as may be approved by the Committee from time to time, to the extent consistent with or permitted by the Plan, shall control with respect to the terms and conditions of the subject Award. If any provisions of the Plan or any agreement entered into pursuant to the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan or the subject agreement.

     (f) The Plan and all Awards made and actions taken hereunder and thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.


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